Events Occurring after the Reporting Period	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period
35.
Events occurring after the reporting period

In the first quarter of 2026, a wholly-owned subsidiary of the Group entered into loan facility agreements with several banks. As of the date of approval of these consolidated financial statements, RMB3.0 billion principal amount has been drawn down, with a term of 360 days to 5 years and interest payable quarterly or semi-annually, and the interest rate is based on the Loan Prime Rate published by the National Interbank Funding Center or at fixed rate. The net proceeds from the facility will be used for general corporate purposes. This subsequent event is not an adjusting event as it arose after the balance sheet date and does not provide evidence of conditions existing at December 31, 2025.